UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
FORM 8-K
__________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 29, 2019
  __________________________________

Nuverra Environmental Solutions, Inc.
(Exact Name of Registrant as Specified in Charter)
  __________________________________

Delaware	001-33816	26-0287117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6720 N. Scottsdale Road, Suite 190, Scottsdale, AZ 85253
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (602) 903-7802
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	NES	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously disclosed by Nuverra Environmental Solutions, Inc. (the “Company”) on its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 25, 2019, Stacy W. Hilgendorf resigned as Vice President and Chief Financial Officer of the Company, effective as of November 7, 2019, to assume a senior financial position with another company in an unrelated industry.
Effective as of November 29, 2019, the board of directors (the “Board) of the Company appointed Charles K. Thompson, the Company’s current Chairman of the Board and Chief Executive Officer, to serve as interim Chief Financial Officer. Mr. Thompson will also serve as the Company’s principal financial officer. Mr. Thompson’s biographical information and business experience, as required by Items 401(b) and (e) of Regulation S-K, were previously disclosed in the Company’s Proxy Statement filed with the SEC on April 30, 2019.
There are no family relationships, as defined in Item 401 of Regulation S-K, between Mr. Thompson and any of the Company’s executive officers or directors, or any person nominated to become a director or executive officer. There is no arrangement or understanding between Mr. Thompson and any other person pursuant to which Mr. Thompson was appointed as interim Chief Financial Officer of the Company. There are no transactions in which Mr. Thompson has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Effective as of November 29, 2019, Christine Kline, the Company’s current Director of Financial Reporting, assumed the role of principal accounting officer of the Company. Ms. Kline, age 41, has served as the Company’s Director of Financial Reporting since July 2015.  Prior to joining the Company, Ms. Kline served as Director of Accounting & Reporting of PetSmart, Inc. from October 2007 until July 2015.  From February 2005 until October 2007, Ms. Kline served as Senior Manager of Financial Reporting & Benefits at Starwood Hotels and Resorts Worldwide, Inc., and from November 2002 until February 2005, she served as the Manager of Corporate Accounting of The Dial Corporation.  Ms. Kline spent the first two years of her career with Deloitte & Touche LLP as an auditor.  She graduated magna cum laude with a Bachelor of Science, Business Administration degree in both Accounting and Finance from The University of Arizona and is a Certified Public Accountant.
There are no family relationships, as defined in Item 401 of Regulation S-K, between Ms. Kline and any of the Company’s executive officers or directors, or any person nominated to become a director or executive officer. There is no arrangement or understanding between Ms. Kline and any other person pursuant to which Ms. Kline was appointed as principal accounting officer of the Company. There are no transactions in which Ms. Kline has an interest requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

Date: December 5, 2019	By:	/s/ Joseph M. Crabb
	Name: Title:	Joseph M. Crabb Executive Vice President and Chief Legal Officer and Corporate Secretary